UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 13, 2021
Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)
1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

1800 West Pasewalk Avenue, Suite 120 Norfolk, Nebraska	68701
(Address of Principal Executive Offices)	(Zip Code)

(301) 861-3305
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the winding-up of the affairs of Condor Hospitality Trust, Inc. (the “Company”), the Company will be simplifying its employee group, with one person serving as the sole executive for the completion of the winding-up of the Company’s affairs.

(b) On December 13, 2021, Bill Blackham notified the Company that he will resign from his positions as Chief Executive Officer and President of the Company effective December 24, 2021 as part of the simplification.  It is anticipated that Mr. Blackham will remain a director of the Company.

On December 13, 2021, Jill Burger notified the Company that she will resign from her positions as Interim Chief Financial Officer and Chief Accounting Officer of the Company effective December 24, 2021.

(c) On December 25, 2021, Jill Burger will assume the positions of President, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of the Company.

Ms. Burger, age 49, joined the Company in February 2018 as Director of Accounting.  Since November 2020, Ms. Burger has served as the Company’s Interim Chief Financial Officer and Chief Accounting Officer.  Prior to joining the Company, Ms. Burger was employed with First National Bank of Omaha starting in February 2014, serving as a Senior Finance Manager for the Consumer Banking Group.  Prior to First National Bank, Ms. Burger held multiple roles over an eighteen-year period in Accounting and Finance at Infogroup, Inc.  She has extensive experience in managing accounting departments and providing financial reporting for both public and privately held companies.  She is a graduate of the University of Northern Iowa and holds a Bachelor of Science degree in Accounting.

Ms. Burger’s salary is at a $140,000 annualized rate through June 30, 2022 and then at a $50,000 annualized rate from July 1, 2022 until the winding-up of the Company’s affairs is completed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: December 17, 2021	By:	/s/ Jill Burger
	Name:	Jill Burger
	Title:	Interim Chief Financial Officer and Chief Accounting Officer